UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2017

CAPITOL INVESTMENT CORP. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38186	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W. Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 21, 2017, Capitol Investment Corp. IV (the “Company”) consummated the initial public offering (“IPO”) of 40,250,000 of its units (“Units”), including 5,250,000 Units that were subject to the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share, $.0001 par value per share (“Ordinary Share”), and one third of one redeemable warrant (“Warrant”), each whole Warrant to purchase one Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $402,500,000.

Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Placement”) of 6,533,333 warrants (“Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $9,800,000. The Private Placement Warrants were purchased by Capitol Acquisition Management IV LLC, one of the Company’s sponsors and an affiliate of Mark D. Ein, the Company’s Chairman and Chief Executive Officer, Capitol Acquisition Founder IV, LLC, the Company’s other sponsor and an affiliate of L. Dyson Dryden, the Company’s President and Chief Financial Officer, and Lawrence Calcano, Brooke B. Coburn and Richard C. Donaldson, each a director of the Company. The Private Placement Warrants are identical to the Warrants included in the Units sold in the IPO except that the Private Placement Warrants are exercisable on a cashless basis and, if the Company calls the Warrants for redemption, the Private Placement Warrants will not be redeemable by the Company so long as they are held by these purchasers or their permitted transferees. The purchasers of the Private Placement Warrants have agreed that the Private Placement Warrants will not be sold or transferred by them (except in limited situations) until 30 days after the Company has completed a business combination.

An audited balance sheet as of August 21, 2017 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Copies of the press releases issued by the Company announcing the effectiveness of the Registration Statement, the exercise of the over-allotment option and closing of the IPO are included as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 99.1	Audited Balance Sheet

Exhibit 99.2	Press release dated August 15, 2017

Exhibit 99.3	Press release dated August 16, 2017

Exhibit 99.4	Press release dated August 21, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2017		CAPITOL INVESTMENT CORP. IV

	By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer

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